UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08041

ATLAS INSURANCE TRUST

(Exact name of Registrant as specified in charter)

795 DAVIS STREET, SAN LEANDRO, CALIFORNIA 94577-6900

(Address of principal executive offices) (Zip code)

JOSEPH M. O’DONNELL, SECRETARY

ATLAS INSURANCE TRUST

795 DAVIS STREET

SAN LEANDRO, CALIFORNIA 94577-6900

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1.800.933.2852

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

From the Office of Marion O. Sandler

Chairman of the Board and Chief Executive Officer

Dear Valued Policyholder:

During the first half of 2003, the U.S. economy produced mixed results, as certain sectors remained sound, while others continued to struggle. For example, Gross Domestic Product (GDP), which measures economic growth, increased by 1.4% in the first quarter, and, although still a preliminary estimate at the time this report was written, GDP growth in the second quarter was 2.4%. During the 12-month period that ended in June, consumer spending, as evidenced by retail sales for items such as automobiles, furniture, clothing, and electronics, increased by 4.6%. Additionally, both new and existing home sales were strong, as interest rates hovered at 45-year lows. At the same time, inflation, as measured by the Consumer Price Index, rose 2.1% for the 12-month period ending June 2003.

On the weaker side of the economy, manufacturing activity declined in four out of the first six months of the year. Unemployment, 6.4% as of June, was at its highest level in nine years. Consumer confidence — as measured by the Consumer Sentiment Index1 — fell to a ten-year low in March before rebounding slightly in the second quarter. By the end of the second quarter, the Federal Reserve’s Open Market Committee lowered the Federal Funds rate by 0.25% to 1.0%.

Overall, both the stock and the bond markets posted positive returns for the first half of the year. As time progressed, however, a shift in investor patterns became evident: Fixed income investments remained popular in the first quarter, but equities gained investor favor through the second quarter.

The stock market: a changed course

Stocks produced flat to slightly negative returns in the first quarter, then reversed direction in the second quarter, posting their best three-month returns in several years. The table below highlights short-term performance through June 30, 2003, for three major stock market indices.

Performance of major stock market indices Total returns as of June 30, 2003

Index name	First Quarter 2003	Second Quarter 2003	6 months

Dow Jones Industrial Average (the Dow)[2]	– 4.2%	12.4%	7.7%

Standard & Poor’s 500 Index (S&P 500)[3]	– 3.6%	14.9%	10.8%

NASDAQ Composite Index[4]	0.4%	21.0%	21.5%

[1]	The Consumer Sentiment Index is a monthly survey conducted by the University of Michigan.
[2]	The Dow Jones Industrial Average is an index of 30 stocks that trade on the New York Stock Exchange. It is a barometer of how shares of the largest U.S. companies are performing.
[3]	The S&P 500 is an index of stocks often considered a fair representation of the stock market in general.
[4]	The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on the NASDAQ exchange. It is a barometer of the performance of smaller companies.

The bond market: a decelerating first half

While bonds have outperformed stocks in each of the past three calendar years, they lagged compared to stocks in the first half of 2003. However, bond performance remained positive during the period as interest rates remained near all-time lows and Treasury yields dropped slightly. These factors helped boost the performance of bond investments, since bond prices generally move in the opposite direction of interest rates.

Atlas Balanced Growth Portfolio: a positive six months

On the heels of a challenging year 2002, the Atlas Balanced Growth Portfolio generated a six-month return of 7.56%, and average annual total returns of 0.24%, 1.22%, and 2.52%, respectively, for the 1-year, 5-year, and since-inception periods ended June 30, 2003.5

As a “fund of funds”, Balanced Growth can invest in as many as 12 Atlas stock, bond, and money market funds. (The twelfth fund, the Atlas American Enterprise Bond Fund, was added to the portfolio’s holdings in 2003.)

The Atlas Balanced Growth Portfolio seeks long-term capital growth and moderate current income and strives to maintain an asset allocation of approximately 60% stocks, 30% bonds, and 10% cash. These proportions may be adjusted in response to market conditions and were, in fact, 65% stocks, 28% bonds, and 7% cash as of June 30, 2003. On this date, the Atlas Balanced Growth Portfolio was invested in the underlying Atlas Funds as follows:

Atlas Funds	% of Investments
Global Growth	17.1%
Value	16.6
Strategic Income	15.3
Emerging Growth	11.4
Strategic Growth	11.1
Growth and Income	11.0
American Enterprise Bond	9.5
U.S. Government and Mortgage Securities	4.8
Money Market	3.2
Balanced	0.0
S&P 500 Index	0.0
U.S. Treasury Money	0.0

100.0%

[5]	Performance data quoted represents past performance. Return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses. A portion of this portfolio’s expenses were waived. In the absence of this waiver, the portfolio’s returns would have been lower. The inception date for the Atlas Balanced Growth Portfolio was September 30, 1997.

The annuities you want from the people you trust.®

Regardless of the direction in which the stock and bond markets move, seeking assistance from an investment professional may be one of the smartest financial decisions you make. In fact, getting help developing a long-term investment strategy is no farther away than a phone call to your Atlas Representative. Simply call 1-800-933-ATLAS (1-800-933-2852) for an appointment. Or visit our web site www.atlasannuities.com for more information.

As a sister company of World Savings and a subsidiary of the $70 billion-strong Golden West Financial Corporation, Atlas Securities, Inc. — a registered broker-dealer — is dedicated to giving you the quality products and services you’ve come to expect from World. We appreciate the trust you’ve placed in us and look forward to serving you now and in the future.

Sincerely,

Marion O. Sandler

Chairman of the Board and Chief Executive Officer

For a prospectus containing more complete information, including all charges and expenses that apply to an ongoing investment, call 1-800-933-2852. Please read the material carefully before you invest. Distributed by Atlas Securities, Inc.

Atlas Balanced Growth Portfolio Statement of Net Assets	June 30, 2003 (unaudited)

Investments: (99.93%)

Investment in Atlas Funds, at identified cost			$16,176,025

	Shares	Percent of Net Assets

Investment in Atlas Funds, at value:

U.S. Government and Mortgage Securities Fund	69,255	4.82%	$717,478
Strategic Income Fund	515,756	15.26	2,269,327
American Enterprise Bond Fund	140,218	9.54	1,419,003
Growth and Income Fund	90,559	11.03	1,640,024
Strategic Growth Fund	160,254	11.14	1,657,027
Global Growth Fund	179,088	17.09	2,541,256
Value Fund	285,578	16.59	2,467,392
Emerging Growth Fund	166,683	11.37	1,691,834
Money Market Fund	459,831	3.09	459,831

			14,863,172

Other Assets and Liabilities: (0.07%)

Distributions receivable			15,399
Other assets			20,206
Liabilities			(25,635)

Total other assets and liabilities			9,970

Net Assets (100.00%)			$14,873,142

Net Assets Consist Of:

Unrealized depreciation			$(1,312,853)
Accumulated net realized loss			(3,666,697)
Undistributed net investment income			66,105
Paid in capital			19,786,587

Net Assets			$14,873,142

Net Asset Value Per Share:

Net assets			$14,873,142
Beneficial interest shares outstanding (unlimited number of shares authorized)			1,742,484

Net asset value per share			$8.54

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statement of Operations	for the six months ended June 30, 2003 (unaudited)

Investment Income:

Income:
Distribution income from Atlas Funds	$101,815
Interest	24

Total income	101,839

Expenses:
Management fees (Note 4)	17,872
Administrative service fees	17,871
Accounting and legal fees	12,431
Custodian fees and expenses	6,798
Printing and postage	5,792
Transfer agency fees and expenses	3,011
Trustees’ fees	487
Other	126

Gross expenses	64,388
Waiver of management fees (Note 4)	(17,872)
Expense reimbursement (Note 4)	(10,773)

Net expenses	35,743

Net investment income	66,096

Realized and Unrealized Gain (Loss):

Realized loss:
Proceeds from sales	4,102,633
Cost of securities sold	4,457,604

Net realized loss	(354,971)

Net change in unrealized appreciation (depreciation):
Unrealized depreciation beginning of period	(2,630,546)
Unrealized depreciation end of period	(1,312,853)

Net change in unrealized depreciation	1,317,693

Net realized and unrealized gain	962,722

Net increase in net assets resulting from operations	$1,028,818

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statements of Changes in Net Assets

	2003[2]	2002[3]
	(unaudited)
Increase (Decrease) in Net Assets From:

Operations:

Net investment income	$66,096	$258,420
Net realized loss on investments	(354,971)	(1,515,880)
Net change in unrealized appreciation (depreciation) on investments	1,317,693	(2,100,047)

Net increase (decrease) in net assets resulting from operations	1,028,818	(3,357,507)

Distributions Paid to Shareholders:

Distributions from net investment income	—	(258,411)
Distributions from net realized gain on investments	—	—

Total distributions paid to shareholders	—	(258,411)

Beneficial Interest Share Transactions:[1]

Proceeds from shares sold	280,542	953,097
Proceeds from shares issued in reinvestment of distributions	—	258,411
Cost of shares repurchased	(1,353,479)	(3,289,357)

Net decrease in net assets resulting from beneficial interest share transactions	(1,072,937)	(2,077,849)

Net decrease in net assets	(44,119)	(5,693,767)

Net Assets:

Beginning of period	14,917,261	20,611,028

End of period	$14,873,142	$14,917,261

[1] Share Transactions:
Sold	35,180	105,926
Issued in reinvestment of dividends	—	32,546
Redeemed	(172,173)	(392,846)

Net decrease in shares outstanding	(136,993)	(254,374)

[2] For the six months ended June 30.

[3] For the year ended December 31.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Financial Highlights	selected data for a share outstanding throughout each period

	2003[1]	2002[2]	2001[2]	2000[2]	1999[2]	1998[2]
	(unaudited)

Net asset value, beginning of period	$7.94	$9.66	$10.68	$11.68	$10.26	$9.33

Income From Investment Operations:[3]

Net investment income	0.04	0.14	0.15	0.48	1.34	0.58
Net realized and unrealized gain (loss) on investments	0.56	(1.72)	(1.02)	(0.84)	1.68	0.61

Total income (loss) from investment operations	0.60	(1.58)	(0.87)	(0.36)	3.02	1.19

Less Distributions:

Distributions from net investment income	—	(0.14)	(0.15)	(0.17)	(1.34)	(0.26)
Distributions from net realized gain on investments	—	—	—	(0.47)	(0.26)	—

Total distributions	—	(0.14)	(0.15)	(0.64)	(1.60)	(0.26)

Net asset value, end of period	$8.54	$7.94	$9.66	$10.68	$11.68	$10.26

Total return[4]	7.56%	-16.36%	-8.14%	-3.03%	29.41%	12.70%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$14,873	$14,917	$20,611	$21,187	$15,778	$12,560
Ratio of expenses to average net assets:[5,6]
Before expense waivers and reimbursement	0.90%	0.82%	0.76%	0.79%	0.95%	1.34%
After expense waivers and reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[5]	0.92%	1.46%	1.55%	3.92%	12.40%	6.73%
Portfolio turnover rate	21.25%	61.71%	57.33%	56.11%	64.47%	114.79%

[1] For the six months ended June 30.

[2] For the year ended December 31.

[3] Per share information was calculated based on average shares.

[4] Total return assumes purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

[5] Annualized when the period presented is less than one year.
[6] Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Notes to Financial Statements	June 30, 2003 (unaudited)

1. Significant Accounting Policies

Atlas Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies that fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the “Portfolio”). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among twelve diversified no load Atlas mutual funds, including the U.S. Treasury Money Fund, the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the American Enterprise Bond Fund, the Balanced Fund, the Growth and Income Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the “Atlas Funds”). Since the Portfolio invests in shares of a limited number of mutual funds, it is a “non-diversified” investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.	Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the exchange is open.

b.	Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

c.	Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.	Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund.

e.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of

Atlas Balanced Growth Portfolio Notes to Financial Statements (continued)	June 30, 2003 (unaudited)

the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation — Tax Basis

As of June 30, 2003, unrealized depreciation of investment securities for federal income tax purposes was $2,014,866 consisting of unrealized gains of $345,774 and unrealized losses of $2,360,640. Cost of securities for federal income tax purposes was $16,878,038.

3. Purchases and Sales of Securities

During the six months ended June 30, 2003, the Portfolio purchased $3,065,249 of investment securities and sold $4,102,633 of investment securities.

4. Transactions with Affiliates and Related Parties

Atlas Advisers, Inc. (the “Adviser”) provides portfolio management services to the Portfolio, the U.S. Treasury Money Fund, the Money Market Fund, and the U.S. Government and Mortgage Securities Fund. The Adviser supervises the provision of similar services by OppenheimerFunds, Inc., the sub-adviser to the Strategic Income Fund, the Growth and Income Fund, and the Global Growth Fund, by Madison Investment Advisors, Inc., the sub-adviser to the American Enterprise Bond Fund, the Balanced Fund and the Strategic Growth Fund, by Pilgrim Baxter & Associates Ltd., sub-adviser to the Value Fund, by Turner Investment Partners, sub-adviser to the Emerging Growth Fund, and by Barclays Global Fund Advisors, the adviser to the Master Portfolio in which the S&P 500 Index Fund invests. The Adviser is responsible for providing or overseeing all aspects of the Portfolio’s day-to-day operations and implementing the Portfolio’s investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio’s average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio’s total direct operating expenses to .50% of average daily net assets. Due to the voluntary expense waiver in effect during the six months ended June 30, 2003, the management fees due the Adviser were reduced by $17,872. The Adviser also absorbed $10,773 of other Fund expenses during the period.

The Portfolio invests in specific Atlas Funds that have varied expense and fee levels. Due to the vacillating proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Atlas Securities, Inc. (the “Distributor”) acts as principal underwriter of the Portfolio’s shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At June 30, 2003 Golden West Financial Corp. owned 75,785 shares of the Money Market Fund, 125,000 shares of the Value Fund, 1,000 shares of the S&P 500 Index Fund, and 115,723 shares of the Emerging Growth Fund.

Item 2.	Code of Ethics.

The information required by this Item will be completed with the filing of Registrant’s annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Barbara A. Bond has been deemed by the Board of Trustees of the Registrant as an “Audit Committee Financial Expert.” Ms. Bond is an independent member of the Board of Trustees of the Registrant and also serves as Chair of the Registrant’s Audit Committee. In addition, Ms. Bond is a Certified Public Accountant and a partner of Hood & Strong LLP, a firm of Certified Public Accountants located in San Francisco, California.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item will be completed with the filing of Registrant’s annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation described above, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.	Exhibits.

(a)	Not applicable.

(b)	EX-99.CERT—Section 302 Certifications (filed herewith).
EX-99.906CERT—Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Atlas Insurance Trust

By:	/s/ W. LAWRENCE KEY	By:	/s/ GENE A. JOHNSON
	W. Lawrence Key Executive Vice President & Chief Operating Officer (as Principal Executive Officer)		Gene A. Johnson Vice President & Treasurer (as Principal Financial Officer)

Date: August 27, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. LAWRENCE KEY	By:	/s/ GENE A. JOHNSON
	W. Lawrence Key Executive Vice President & Chief Operating Officer (as Principal Executive Officer)		Gene A. Johnson Vice President & Treasurer (as Principal Financial Officer)

Date: August 27, 2003